SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                    Current Report Pursuant to Section 13 or
                       15(d) of the Securities Act of 1934



                Date of Report (Date of earliest event reported):
                       November 4, 2005 (October 31, 2005)


                                  EQUITEX, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                       0-12374                     84-0905189
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(State or other jurisdiction   (Commission File Number)         (I.R.S. Employer
of incorporation)                                            Identification No.)


                            7315 East Peakview Avenue
                            Englewood, Colorado 80111
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               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (303) 796-8940


                   -------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a)      AMENDMENT TO AGREEMENT WITH HYDROGEN POWER, INC.

     On October 31, 2005, Equitex, Inc. ("Equitex or the "Registrant") entered into a First Amendment to Agreement and Plan of Merger and Reorganization (the "Amendment") by and among the Registrant, EI Acquisition Corp., a newly formed subsidiary of the Registrant ("Merger Sub"), and Hydrogen Power, Inc. ("HPI"; and collectively with Equitex and Merger Sub, the "Parties"), pursuant to which the Parties amended the terms of that certain Agreement and Plan of Merger and Reorganization between the Parties dated September 13, 2005 (the "Merger Agreement").

     Pursuant to the Amendment, the Parties agreed to amend the Merger Agreement to (i) allow for HPI to merge with and into the Merger Sub and for the Merger Sub to be the surviving entity and a wholly owned subsidiary of Equitex, (ii) to provide for voting rights to the holders of Equitex's designated Series L Preferred Stock, (iii) to reflect the proposed entry by Equitex and HPI into a share exchange agreement whereby Equitex will issue to one or more shareholders of HPI an aggregate of 700,000 shares of the Registrant's common stock in consideration of Equitex's receipt of an aggregate of 850,000 shares of HPI common stock held by such shareholders, (iv) to adjust the Merger Consideration (as defined in the Merger Agreement), and (v) to confirm an agreement between the parties that warrants to purchase the common stock of HPI held by certain shareholders of HPI will be exchanged, at the closing of the merger, for an equal number of warrants to purchase common stock of Equitex at an exercise price of $3.00 per share.

     The Registrant originally disclosed its entry into the Merger Agreement in a Current Report on Form 8-K filed on September 19, 2005, and attached a copy of the Merger Agreement as Exhibit 10.1 thereto, each of which is incorporated herein by reference. A copy of the Amendment is attached hereto as Exhibit 10.1, and is incorporated herein by reference.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

10.1 First Amendment to Agreement and Plan of Merger and Reorganization by and among Equitex, Inc., EI Acquisition Corp. and Hydrogen Power, Inc. dated October 31, 2005.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     EQUITEX, INC.



Date: November 4, 2005                      By:    /s/ Thomas B. Olson
                                               ---------------------------------
                                               Thomas B. Olson, Secretary